UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Arch Coal, Inc.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 24, 2014. Meeting Information ARCH COAL, INC. Meeting Type: Annual Meeting For holders as of: February 27, 2014 Date: April 24, 2014 Time: 10:00 AM CENTRAL TIME Location: Arch Coal, Inc. Headquarters One CityPlace Drive St. Louis, MO 63141 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SHAREHOLDER MEETING REGISTRATION: To attend the meeting, go to "shareholder meeting registration" link at www.proxyvote.com. If you do not have access to the Internet, you can register to attend the meeting by phone at 1-866-232-3037. ARCH COAL, INC. ONE CITYPLACE DRIVE, SUITE 300 ST. LOUIS, MO 63141 M70262-P47114-Z62551 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2014 to facilitate timely delivery. M70263-P47114-Z62551 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends a vote “FOR All” nominees listed in proposal 1: 1. Election of Directors. Nominees: 01) John W. Eaves 02) Douglas H. Hunt 03) J. Thomas Jones 04) George C. Morris III 05) Paul A. Lang The Board of Directors recommends a vote “FOR” proposals 2-3: 2. Advisory approval of the Company’s named executive officer compensation. 3. Ratification of the appointment of Ernst & Young, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2014. The Board of Directors recommends a vote “AGAINST” Stockholder proposals 4-5: 4. Stockholder proposal: Majority vote for directors. 5. Stockholder proposal: Report on environmental matters. M70264-P47114-Z62551

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